SCHEDULE 14A
                                 (RULE 14A-101)

                             SEC FILE NUMBER 33-3349

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the registrant |X|

                 Filed by a party other than the registrant | |

                           Check the appropriate box:
                        | | Preliminary proxy statement.
                        | | Confidential for use of
                            the commission only (as
                            permitted by Rule
                            14a-6(e)(2)).
                        |X| Definitive proxy statement.
                        | | Definitive additional materials.
                        | | Soliciting material pursuant to Rule 14a-12.

                        Aztec Communications Group, Inc.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

                 Payment of filing fee: (check the appropriate box):
                              |X| No fee required.
                              | | Fee computed on table below per Exchange Act
Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ___ (2) Aggregate number of securities to which transaction applies: ___
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___
(4) Proposed maximum aggregate value of transaction: ___ (5) Total fee paid: ___

| | Fee paid previously with preliminary materials: ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.
         (1) Amount Previously Paid: ___
         (2) Form, Schedule or Registration Statement No.: ____ (3) Filing
         Party: ___
         (4) Date Filed: ___





                        Aztec Communications Group, Inc.
               3730 Kirby, Suite 1200 * Houston, Texas 77098
-------------------------------------------------------------------------------


December 10, 2003

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Aztec Communications Group, Inc., to be held at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056 on December 29, 2003 at 10:00 a.m. (CST), Houston, Texas time. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. We hope you will be able to attend the annual meeting on January 10, 2004 to listen to information regarding actions to be taken, and to ask any questions you may have.

      Your vote is very important. Whether or not you plan to attend the annual meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone, or by using the Internet. Your vote by telephone, over the Internet or by written proxy will ensure your representation at the annual meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

      Thank you for your on-going support and continued interest in Aztec Communications Group, Inc.

                  Very truly yours,



                  /s/L. Mychal Jefferson, II
                  --------------------------------
                  L. Mychal Jefferson, II, President and Chief Executive Officer






                        AZTEC COMMUNICATIONS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 10, 2004

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Aztec Communications Group, Inc., a Utah corporation, will be held on December 29, 2003 at 10:00 a.m. (CST), Houston, Texas time, at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056 for the following purposes:

1. To change our state of incorporation from Utah to Nevada; 2. To elect three directors to the Board of Directors;
3. To ratify the selection of Gwendolyn J. Giles CFE, CPA as independent auditors for the fiscal year ending August 31, 2004; and
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on October 25, 2003 are entitled to receive notice of, to attend, and to vote at the meeting and any reconvened meeting following an adjournment of the meeting. All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting and entitled to vote may vote in person even if such stockholder returned a proxy.

                  FOR THE BOARD OF DIRECTORS,



                  /s/L. Mychal Jefferson, II
                  --------------------------------
                  L. Mychal Jefferson, II, President and Chief Executive Officer



IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY.

This proxy statement and proxy card are being distributed to the stockholders on or about December 10, 2003.




                        AZTEC COMMUNICATIONS GROUP, INC.


         The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Aztec Communications Group, Inc. in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q:       Why am I receiving this proxy statement?

A: The Board of Directors of Aztec Communications Group, Inc., a Utah corporation, is furnishing this proxy statement to stockholders of record of Aztec, as of October 25, 2003, in connection with the solicitation of proxies to be voted at Aztec's annual meeting of stockholders, or at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at Aztec's principal executive offices at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, on January 10, 2004 at 10:00 a.m., Houston, Texas time.

Q:       Who is soliciting my vote?

A: This proxy statement is furnished in connection with the solicitation of your vote by the Board of Directors of Aztec. Aztec will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission and telephone by directors, officers, employees and agents of Aztec, none of whom will receive additional compensation. Aztec will also supply brokers, nominees or other custodians with the number of proxy forms, proxy statements and annual reports they may require for forwarding to beneficial owners and Aztec will reimburse these persons for their expenses.

Q:       When was this proxy statement mailed to stockholders?

A:       This proxy statement was first mailed to stockholders on or about
 December 10, 2003.

Q:       What may I vote on?

A:       You may vote on the following:

o The proposal to change our state of incorporation from Utah to Nevada;
o The proposal to elect three directors to serve on the Board of Directors;
o        The proposal to ratify the selection and engagement of Gwendolyn J.
         Giles CFE, CPA as independent auditors for the fiscal year ending August 31, 2004; and
o At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

Q:  What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of Aztec Communications Group, Inc., a Utah corporation ("Aztec Utah") with and into our wholly owned subsidiary, Aztec Communications Group, Inc., a Nevada corporation ("Aztec Nevada"). One new share of the Aztec Nevada common stock will be issued for each share of our common stock. The shares of Aztec Utah will cease to trade on the over-the-counter bulletin board market and the shares of Aztec Nevada will begin trading in their place beginning on or about the Effective Date, under CUSIP number 05480K 20 2 and a new trading symbol which has not yet been assigned.

Q:  Why is Aztec Utah reincorporating in Nevada?

A: Aztec does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs. In addition, we believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a Revised Statute that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, it is possible that a substantial number of our shares will be sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, if it occurred, will result in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock.

Q:  How will the reincorporation affect my ownership of Aztec Utah?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class and the same percentage of Aztec Nevada.

Q: How will the reincorporation affect the owners, officers, directors and employees of Aztec Utah?

A: Our officers, directors and employees will become the officers, directors and employees of Aztec Nevada after the effective date of the reincorporation.

Q:  How will the reincorporation affect the business of Aztec Utah?

A: Aztec Nevada will continue its business at the same locations and with the same assets. Aztec Utah will wind up and liquidate its business and affairs and cease to exist on the effective date of the reincorporation.

Q:  How do I exchange certificates of Aztec Utah for certificates of Aztec
 Nevada?

A: If our shareholders approve the Reincorporation, you will be sent (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of Aztec Nevada common stock. Upon surrender of a certificate representing our common stock to Aztec Nevada, together with a duly executed letter of transmittal, Aztec Nevada will issue, as soon as practicable, a certificate representing the number of shares of Aztec Nevada you are entitled to receive.

Q:  What happens if I do not surrender my certificates of Aztec Utah?

A: Because of the Reincorporation in Nevada, holders of our common stock are not required to exchange their certificates for Aztec Nevada certificates. Dividends and other distributions declared after the Effective Date with respect to common stock of Aztec Utah and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered common stock certificate of Aztec Utah, which by virtue of the Reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of Aztec Nevada, until such holder has surrendered the certificate of Aztec Utah.

Q:  What if I have lost Aztec Utah Certificates?

A: If you have lost your Aztec Utah Certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. The address of our transfer agent is:

         Cottonwood Stock Transfer Corp.
         5899 South State Street
         Salt Lake City, UT 84107
         Phone: 801-266-7151
         Fax: 801-262-0907

Q:  Can I require Aztec Utah to purchase my stock?

A: No. Under Utah law, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:  Who will pay the costs of reincorporation?

A: Aztec Utah will pay all of the costs of Reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Aztec Nevada that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

Q:       How does the Board recommend I vote on the proposals?

A: * The Board recommends a vote FOR the proposal to change our state of incorporation from Utah to Nevada; o The Board recommends a vote FOR each of the nominees to serve on the Board of Directors; and o The Board recommends a vote FOR the ratification of the independent auditor.

Q:       Who is entitled to vote?

A:       Stockholders of record at the close of business on October 25, 2003
(the record date) may vote at this meeting.

Q:       How do I vote?

A:       Stockholders entitled to vote may vote by any one of the following methods:

o By mail by completing, dating, and signing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope; o In person, at the meeting. o If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Q:       How can I revoke or change my vote?

A:       If you have already voted and wish to change or revoke your proxy, you may do so at any time prior to the meeting by any one of the following methods:

o Notifying in writing L. Mychal Jefferson, II, Chief Executive Office, Aztec Communications Group, Inc., 3730 Kirby, Suite
         1200, Houston, Texas 77098;
o        Voting in person at the meeting;
o Returning a later-dated proxy card that is received prior to the meeting; or
o Subsequently voting by telephone or by following the Internet instructions found on your proxy card.

Q:       Who will count the votes?

A: Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, and such election inspectors will determine whether or not a quorum is present.

Q:       How many votes do I have?

A: As of the close of business on the record date of October 25, 2003, 7,948,100 shares of common stock were issued and outstanding. Every stockholder is entitled to one (1) vote for each share of common stock held.

Q:       What is a "Quorum" and what vote is required to pass proposals?

A: A "quorum" is a majority of the outstanding shares. The person with the right to vote the shares may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. A plurality of the votes cast at the meeting is required to elect directors. Cumulative voting is not permitted in the election of directors. The affirmative vote of a majority of the voting power represented at the meeting and entitled to vote is required on all other matters subject to approval.

Q:       Who can attend the annual meeting and how do I get on the guest list?

A: All stockholders as of the close of business on the record date of October 25, 2003 can attend. To be included on the guest list, you may check the box on your proxy card. If your shares are held by a broker and you would like to attend, please write to L. Mychal Jefferson, II, Chief Executive Office, Aztec Communications Group, Inc., 3730 Kirby, Suite 1200, Houston, Texas 77098. Include a copy of your brokerage account statement or omnibus proxy (which you can get from your broker), and we will place your name on the guest list.

Q:       How will voting on any other business be conducted?

A: We do not know of any business to be considered at this annual meeting other than the proposals described in this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives discretionary authority to L. Mychal Jefferson, II to vote on such matters.

Q:       When are the stockholder proposals for the next annual meeting due?

A: Stockholder proposals will be eligible for consideration for inclusion in the proxy statement for the next annual meeting, which will be held in the final half of calendar year 2004, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, if such proposals are submitted in writing to L. Mychal Jefferson, II, Chief Executive Officer, Aztec Communications Group, Inc., 3730 Kirby, Suite 1200, Houston, Texas 77098 and received before the close of business on June 30, 2004. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 will be considered timely, pursuant to the advance notice requirement set forth in Aztec's bylaws, if such notices are received by the secretary of Aztec not less than 60 nor more than 90 days prior to the scheduled date of the annual meeting in the manner provided in the bylaws or, if less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, stockholders may give timely notice of a proposal no later than 10 days after the day such notice or public disclosure was made, whichever was earlier.

Q:       Where are your principal executive offices?

A:       Our principal executive offices are located at 3730 Kirby, Suite 1200,
 Houston, Texas 77098, telephone number (281) 587-4645.


                                   PROPOSAL I
              CHANGE OUR STATE OF INCORPORATION FROM UTAH TO NEVADA

         The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Plan and Agreement of Merger between Aztec Utah and Aztec Nevada, a copy of which is attached hereto as Exhibit "A," or the Articles of Incorporation of Aztec Nevada, a copy of which is attached hereto as Exhibit "B." Copies of the bylaws of Aztec Nevada are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

         The Company believes that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a Revised Statute that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

         In addition, it is possible that a substantial number of our shares will be sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, if it occurred, will result in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock.

         We believe our reincorporation in Nevada will save expenses for taxes and fees when we reach profitable operation because Nevada imposes no corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

         The reincorporation will be effected by the merger of Aztec Utah with and into our wholly owned subsidiary, Aztec Nevada. Aztec Nevada will be the surviving entity.

         On the Effective Date, (i) each of our stockholders will be entitled to receive one fully paid and non-assessable share of Aztec Nevada for each share of our common stock outstanding as of the Effective Date, (ii) each share of Aztec Nevada common stock owned by Aztec Utah will be canceled and resume the status of authorized and unissued Aztec Nevada common stock, and (iii) Aztec Utah will cease its corporate existence in the State of Utah. We anticipate that the shares of Aztec Utah will cease trading on the first trading date following the Effective Date and shares of Aztec Nevada will begin trading in their place but under a new CUSIP number and symbol.

         The Articles of Incorporation and bylaws of Aztec Nevada are significantly different from the Articles of Incorporation and bylaws of Aztec Utah. Because of the differences between the Articles of Incorporation and bylaws of Aztec Utah and the laws of the State of Utah, which govern Aztec Utah, and the Articles of Incorporation and bylaws of Aztec Nevada and the laws of the State of Nevada, which govern Aztec Nevada, your rights as stockholders will be affected by the reincorporation. See the information under "Significant Differences between Aztec Utah and Aztec Nevada" for a summary of the differences between the Articles of Incorporation and bylaws of Aztec Utah and the laws of the State of Utah and the Articles of Incorporation and bylaws of Aztec Nevada and the laws of the State of Nevada.

         The board of directors and officers of Aztec Nevada consists of the same persons that are currently our directors and officers. Our daily business operations will continue at the principal executive offices at 3730 Kirby, Suite 1200, Houston, Texas 77098.

Reservation of Rights

      Even if you approve the Reincorporation in Nevada, our Board of Directors reserves the right not to proceed, if, at any time prior to filing the Certificate of Merger with the Secretary of State of the State of Utah, our Board of Directors determines that the Reincorporation is no longer in our and our stockholders' best interests.

Vote Required

      Adoption of Proposal One requires approval by the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Abstentions may be specified on this proposal to Reincorporate in Nevada. Abstentions will be considered present and entitled to vote at the annual meeting. Abstentions will have the effect of a vote against this proposal. Broker non-votes will be considered present but not entitled to vote on Proposal One. Broker non-votes will not have an effect on this proposal.

Recommendation of Board of Directors

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL TO CHANGE OUR STATE OF INCORPORATION FROM UTAH TO NEVADA

How to Exchange Aztec Utah Certificates for Aztec Nevada Certificates

         If our shareholders approve the Reincorporation, you will be sent (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of Aztec Nevada common stock. Upon surrender of a certificate representing our common stock to Aztec Nevada, together with a duly executed letter of transmittal, Aztec Nevada will issue, as soon as practicable, a certificate representing the number of shares of Aztec Nevada you are entitled to receive.

         If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf. We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal. This will ensure that there are actually shares of Aztec Nevada in your name on the books and records of Aztec Nevada.

         Because of the Reincorporation in Nevada, holders of our common stock are not required to exchange their certificates for Aztec Nevada certificates. Dividends and other distributions declared after the Effective Date with respect to common stock of Aztec Utah and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered common stock certificate of Aztec Utah, which by virtue of the Reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of Aztec Nevada, until such holder has surrendered the certificate of Aztec Utah.

Capitalization

         Our authorized capital consists of 50,000,000 shares of common stock, $.001 par value, and no shares of Preferred stock. As of October 25, 2003, the record date for those stockholders entitled to notice of the reincorporation, there were 7,948,100 shares of our common stock outstanding. The authorized capital of Aztec Nevada consists of 120,000,000 shares of capital stock divided into 100,000,000 shares of common stock, $.001 par value per share, and 20,000,000 shares of preferred stock, $.001 par value per share. As a result of the reincorporation and mandatory exchange of the common stock, Aztec Nevada will have outstanding approximately 7,948,100 shares of common stock and no shares of preferred stock. The reincorporation will not affect our total stockholder equity or total capitalization.


           SIGNIFICANT DIFFERENCES BETWEEN Aztec Utah AND Aztec Nevada

         Aztec Utah was incorporated under the laws of the State of Utah and Aztec Nevada is incorporated under the laws of the State of Nevada. Those stockholders that tender their certificates representing the shares of our common stock for exchange will become stockholders of Aztec Nevada. Their rights as stockholders will be governed by the Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada law") and the Articles of Incorporation and bylaws of Aztec Nevada rather than the Utah General Corporation Law ("Utah law") and the Aztec Utah Articles of Incorporation and bylaws.

Significant Changes In Aztec Utah's Charter and By-laws To Be Implemented By the Reincorporation

         Corporate Name. The Reincorporation will not effect a change in Aztec Utah's name. The name will remain "Aztec Communications Group, Inc."

         Limitation of Liability. The Nevada Articles contain a provision limiting or eliminating, with certain exceptions, the liability of directors to Aztec Nevada and its shareholders for monetary damages for breach of their fiduciary duties. The Aztec Utah Articles contains no similar provision. The Board of Directors believes that such provision will better enable Aztec Nevada to attract and retain as directors responsible individuals with the experience and background required to direct Aztec Nevada's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Nevada legislature considered such developments a threat to the quality and stability of the governance of Nevada corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1987 the Nevada legislature adopted amendments to the Nevada Revised Statues which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties and to purchase insurance to provide protection to Directors. Similar charter provisions limiting a director's liability are permitted under Utah Law, however, the Aztec Articles contain no such provision.

         The Board of Directors believes that the limitation on directors' liability permitted under Nevada law will assist Aztec Nevada in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Aztec Nevada, inasmuch as Article XVI of the Nevada Articles provides that to the fullest extent that the NRS now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Aztec Nevada or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Aztec Nevada's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties).
Article XVI would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Nevada law,
Article XVI cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Aztec Nevada; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the NRS, or transactions from which a director derived an improper personal benefit. Further, Article XVI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article XVI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition,
Article XVI would not affect a director's liability to third parties or under the federal securities laws.

         Article XVI is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         Aztec Utah has not received notice of any lawsuit or other proceeding to which Article XVI might apply. In addition, Article XVI is not being included in the Nevada Articles in response to any director's resignation or any notice of an intention to resign. Accordingly, Aztec Nevada is not aware of any existing circumstances to which Article XVI might apply. The Board of Directors recognizes that Article XVI may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Aztec Nevada and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article XVI is in the best interests of Aztec Nevada and its stockholders, since it should enhance Aztec Nevada's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article XVI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article XVI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Aztec Nevada's could result in increased expense to Aztec Nevada. Aztec Nevada believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Aztec Nevada's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article XVI deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The NRS authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Nevada Articles reflect the provisions of Nevada law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although Aztec Utah's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Nevada law will permit Aztec Nevada to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Aztec Nevada's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Aztec Nevada with regard to the best interests of Aztec Nevada and its stockholders.

         The Nevada Articles are quite different from the Aztec Utah Articles and require indemnification of Aztec Nevada's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Aztec Nevada or is or was serving at the request of Aztec Nevada as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Aztec Nevada. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the NRS requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Aztec Nevada if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Aztec Nevada. Under the NRS Aztec Nevada may, although it has no present intention to do so, by action of the Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Nevada Articles provide that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

         The Nevada Articles specify that the right to indemnification is a contract right. The Nevada Articles also provides that a person seeking indemnification from Aztec Nevada may bring suit against Aztec Nevada to recover any and all amounts entitled to such person provided that such person has filed a written claim with Aztec Nevada has failed to pay such claim within thirty days of receipt thereof. In addition, the Aztec Nevada Articles authorize Aztec Nevada to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Nevada Articles provide for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Nevada Articles provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Nevada Articles also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Utah law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Nevada law and the Nevada Articles, Aztec Nevada will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Aztec Utah Articles or expressly provided for under Nevada or Utah law.

         Insofar as the Nevada Articles provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that Aztec Nevada may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Nevada Articles, which are intended to be as broad as possible under applicable law. Because directors of Aztec Nevada may personally benefit from the indemnification provisions of the Aztec Nevada Articles, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Utah

         The Company is incorporated under the laws of the State of Utah and Aztec Nevada is incorporated under the laws of the State of Nevada. On consummation of the Reincorporation, the stockholders of the Company, whose rights currently are governed by Utah law and the Aztec Utah Articles and the Aztec Utah Bylaws, which were created pursuant to Utah law, will become stockholders of a Nevada company, Aztec Nevada, and their rights as stockholders will then be governed by Nevada law and the Nevada Articles and the Nevada Bylaws which were created under Nevada law.

         Although the corporate statutes of Utah and Nevada are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Nevada Revised Statutes of the State of Nevada (the "NRS") and the Utah Revised Business Corporation Act ("Utah law") to understand how these laws apply to the Company and Aztec Nevada.

         Classified Board of Directors. Both Utah and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. Neither Aztec Utah nor Aztec Nevada have classified boards.

         Removal of Directors. Under Utah law, members of a classified board of directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.
 Nevada does not distinguish between removal of directors with and without cause. The reincorporation may make it more difficult for the stockholders of Aztec Nevada to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

         Special Meetings of Stockholders. Utah law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Articles of Incorporation and bylaws of Aztec Utah and the Articles of Incorporation and bylaws of Aztec Nevada each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. There will be no change to this provision as a result of the reincorporation.

         Special Meetings Pursuant to Petition of Stockholders. Utah law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Utah if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the stockholders of Aztec Nevada to require that an annual meeting be held without the consent of the board of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Utah and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Articles of Incorporation of Aztec Utah nor the Articles of Incorporation of Aztec Nevada provide for cumulative voting. The reincorporation does not change the fact that the stockholders do not have the right to cumulate their votes.

         Vacancies. Under Utah law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both Aztec Utah and Aztec Nevada address the election of persons to fill vacancies on the board of directors in the same manner.

         Indemnification of Officers and Directors and Advancement of Expenses. Utah and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Utah and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Utah law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Utah corporation has the discretion to decide whether or not to advance expenses, unless its Articles of Incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be a significant difference in stockholders' rights with respect to this issue because the bylaws of Aztec Utah do not provide for the mandatory advancement of expenses of directors and officers and the Articles of Aztec Nevada do so provide.

         Limitation on Personal Liability of Directors. Nevada law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Articles of Incorporation of Aztec Nevada exclude director liability to the maximum extent allowed by Nevada law. Nevada law permits, and Aztec Nevada has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

         Dividends. Utah law is substantially the same as Nevada law with respect to when dividends may be paid or redemption of its shares. Under the Utah law, unless further restricted in the Articles of Incorporation, a corporation may pay dividends redeem or repurchase its shares only if, after giving it effect: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The reincorporation does not significantly change the ability of Aztec Nevada to pay dividends or other distributions that would be payable under Utah law.

         Restrictions on Business Combinations. Both Utah and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Utah law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Utah law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. A Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Neither the Aztec Utah, nor Aztec Nevada have opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.

         Amendment to Articles of Incorporation or Bylaws. Both Utah and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. Both Utah and Nevada law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Utah and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the Articles of Incorporation, respectively.

         Actions by Written Consent of Stockholders. Both Utah and Nevada law provide that, unless the articles or Articles of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Utah law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Utah nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.


                       DEFENSES AGAINST HOSTILE TAKEOVERS

         The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the Aztec Nevada Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Aztec Nevada Articles of Incorporation. Similar provisions are not contained in the Aztec Utah Articles of Incorporation. The reincorporation provides significant anti-takeover provisions.

         The anti-takeover provisions of the Aztec Nevada Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of Aztec Nevada which has not been negotiated with and approved by the Aztec Nevada board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of Aztec Nevada or a tender offer for all of its capital stock. However, to the extent these provisions successfully discourage the acquisition of control of Aztec Nevada or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock.

         The Aztec Nevada Articles of Incorporation authorizes the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of Aztec Nevada's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up 100,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. If the board of directors of Aztec Nevada determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings.

         Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The Aztec Nevada Articles of Incorporation provides that annual stockholder meetings may be called only by the Aztec Nevada board of directors or a duly designated committee of the board. Although Aztec Nevada believes that this provision will discourage stockholder attempts to disrupt the business of Aztec Nevada between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of Aztec Nevada

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors.

         Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. Aztec Nevada's Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of Aztec Nevada through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings.

         Aztec Nevada's Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.


                                APPRAISAL RIGHTS

         The reincorporation will be conducted as a merger of Aztec Utah into our wholly owned subsidiary pursuant to the Utah Code. Nevada law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. The stockholders are not entitled to receive consideration in lieu of the shares of Aztec Nevada.


                                   PROPOSAL II

                              ELECTION OF DIRECTORS

         We currently have three directors. The Board of Directors has determined that it is in the Company's best interest, and has resolved, to propose to the stockholders that three directors be elected to serve until the next Annual Meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation, removal, or disqualification.

         The three nominees for whom the enclosed proxy is intended to be voted are set forth below. All nominees are now serving as our directors. Each of these nominees has indicated his willingness to serve if elected. The Board of Directors has no reason to believe that any of these nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.


                              NOMINEES FOR DIRECTOR

         L. Mychal Jefferson II, age 33, has served as a director since March 16, 2000.

         Terry Roberts, age 33, has served as a director since November 29, 2000.

         Monica W. Jefferson, age 26, has served as a director since March 16, 2000.


                        STATEMENT OF CORPORATE GOVERNANCE

         Our Board of Directors held a total of seven meetings in fiscal 2003. All directors attended at least seventy-five percent (75%) of all of the meetings held by the Board of Directors.

         Our Board of Directors considers all major decisions. The Board has not established any standing or special committees.
         Audit Committee. We have not established an audit committee because we do not have adequate financial resources to engage a financial expert as defined by Sarbanes-Oxley or purchase errors and omissions insurance to cover independent directors.

         Compensation Committee. We have not established a compensation committee because we do not pay compensation.


                                       MANAGEMENT

      Our Directors and Executive Officers, their ages as of November 13, 2003 and certain additional information about them are as follows:

                           Name                 AGE                            Position
                           ----                 ---                            --------
                L. Mychal Jefferson, II         35      Chairman of the Board of Directors, Chief Executive
                                                        Officer and President

                Terry Roberts                   35      Treasurer and Director

                Monica W. Jefferson             28      Secretary and Director

         L. Mychal Jefferson II, age 33, has served as Chairman of the Board, Chief Executive Officer and President since March 16, 2000. Mr. Jefferson began his career as an Investment Banker with Oppenheimer. Mr. Jefferson later founded LM Jefferson and Company. He currently serves as an investor and outside board member of various public and private companies.

         Terry Roberts, age 33, has served as Treasurer and Director since November 29, 2000. Mr. Robert serves as an investor, independent director and is President of Roberts Co., Inc., a Texas based facility services firm.

         Monica W. Jefferson, age 26, has served as Secretary and Director since March 16, 2000. Mrs. Jefferson founded several executive office suites and organizations.

         Director and Executive Compensation. Since 1990, the Company has not paid salaries or other form compensation to any of its officers or directors.

         Security Ownership of Certain Beneficial Owners and Management. The following table presents certain information regarding the beneficial ownership of all shares of the Common Stock at July 25, 2003: (i) each person who owns beneficially more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company, (iii) each named executive officer, and (iv) all directors and officers as a group. The percentage of shares owned provided in the table is based on 7,374,050 shares outstanding as of July 25, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The determination of whether these persons have sole voting and investment power is based on information provided by them.

                                                                  Shares Beneficially Owned
     Name of Beneficial Owner (1)                       Number                               Percent(2)
     ----------------------------                       ------                               ----------
L. Mychal Jefferson, II                                 97,500                                  1.32%
Terry Roberts                                           10,000                                  .001%
Monica Jefferson                                        10,000                                .001%(3)
                                                        ------                                --------
All directors and officers as a group                   117,500                                 1.34%
                                                        =======                                 =====

(1) Unless otherwise indicated, each person named in the above-described table has the sole voting and investment power with respect to his shares of the Common Stock beneficially owned.
(2) Unless otherwise provided, the calculation of percentage ownership is based on the total number of shares of the Common
         Stock outstanding as of July 25, 2003.
(3) Mrs. Jefferson is the wife of L. Mychal Jefferson. Mr. Jefferson disclaims any beneficial ownership in the shares owned by his wife.

         Equity Plan Information.  We have not adopted any form of Equity Plan.

         Employee Stock Option Plans.  We have not adopted a Stock Option Plan.

      Certain Transactions. Neither members of Aztec's Board of Directors nor any executive officers of Aztec are shareholders and/or directors in other companies with which Aztec has business relationships.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and beneficial owners of more than ten percent (10%) of any class of equity security registered pursuant to the Securities Act of 1933, as amended, make certain filings with the SEC and the Company. We do not believe, based on information provided to us by the reporting persons, that during or since the fiscal year ended August 31, 2000, any directors, officers or ten percent (10%) beneficial owners timely complied with such filing requirements.


                                  PROPOSAL III
                      RATIFICATION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has selected Gwendolyn J. Giles CFE, CPA as Aztec's independent public accountants for the fiscal year ending August 31, 2004. Gwendolyn J. Giles CFE, CPA has audited Aztec's financial statements since fiscal 1999.

Fees billed to Aztec by Gwendolyn J. Giles CFE, CPA during Fiscal 2003

         Audit Fees: During Aztec's 2003 fiscal year, Gwendolyn J. Giles CFE, CPA billed Aztec $4,150 in Audit fees for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q.

         Financial Information Systems Design and Implementation Fees: Aztec did not engage Gwendolyn J. Giles CFE, CPA to provide services to Aztec regarding financial information systems design and implementation during the fiscal year ended August 31, 2003.

         All Other Fees: During Aztec's 2003 fiscal year, Gwendolyn J. Giles CFE, CPA billed Aztec $0 in fees for all other non-audit services rendered to Aztec, which amount includes tax related services of $0, foreign statutory audits of $0.

         The Aztec Board of Directors believes that the provision of the services described under "All other Fees" was compatible with maintaining Gwendolyn J. Giles CFE, CPA's independence from Aztec.

Stockholder Ratification and Board Recommendation

         Stockholder ratification of the selection of Gwendolyn J. Giles CFE, CPA as Aztec's independent public accountant is not required by Aztec's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Gwendolyn J. Giles CFE, CPA to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Aztec and its stockholders.

         Adoption of Proposal Three requires approval by the holders of a majority of shares of common stock present in person or represented by proxy, and entitled to vote at the annual meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting. Abstentions will have the effect of a vote for this proposal to ratify the selection of the independent auditors.


           YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.
                 NO INCORPORATION BY REFERENCE; NO SOLICITATION

         In Aztec's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing that you are reading. Based on SEC regulations, the performance graph of this proxy statement, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the SEC or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

         This proxy statement is sent to you as part of the proxy materials for the Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of Aztec's common stock.


                                  OTHER MATTERS

         We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

         It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope, which has been enclosed, at your earliest convenience.

                  FOR THE BOARD OF DIRECTORS,



                  /s/L. Mychal Jefferson, II
                  --------------------------------
                  L. Mychal Jefferson, II, President and Chief Executive Officer


Dated: December 10, 2003





                                                                      EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                        AZTEC COMMUNICATIONS GROUP, INC.
                              (a Utah corporation)

                                       AND

                        AZTEC COMMUNICATIONS GROUP, INC.
                             (a Nevada corporation)

         PLAN AND AGREEMENT OF MERGER entered into on October 25, 2003 by
Aztec Communications Group, Inc., a Utah corporation ("Aztec Utah"), and approved by resolution adopted by its Board of Directors on said date, and entered into on October 25, 2003, by Aztec Communications Group, Inc., a Nevada corporation ("Aztec Nevada"), and approved by resolution adopted by its Board of Directors on said date.

         WHEREAS, Aztec Utah is a business corporation of the State of Utah;

         WHEREAS, Aztec Nevada is a business corporation of the State of Nevada;

         WHEREAS, the Utah Business Corporation Act permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction;

         WHEREAS, Aztec Utah does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

         WHEREAS, Aztec Utah and Aztec Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Aztec Utah with and into Aztec Nevada pursuant to the provisions of the Utah Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Aztec Utah and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Aztec Nevada and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.


1. Aztec Utah shall, pursuant to the provisions of the Utah Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Aztec Nevada, which shall be the surviving corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Aztec Utah, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Utah Business Corporation Act.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or script representing a fractional share of common stock but shall instead issue on full share for any fractional interest arising from the Merger. Pursuant to the laws of the State of Nevada, each share of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the surviving corporation within 60 days after the effective time of the merger. Upon receipt of such shares of the terminating corporation, the surviving corporation shall issue a certificate for the whole shares of the surviving corporation that are issuable in exchange for the shares of the terminating corporation. The shares of the surviving corporation that are outstanding immediately prior to the effect time of the merger shall be cancelled and deemed not outstanding as of the effective time of the merger.

6. The surviving corporation may sue in any court with jurisdiction to cause any stockholder of the terminating corporation to tender certificates representing shares owned by such stockholder to be tendered to the surviving corporation for exchange. Stockholders of the terminating corporation shall have no rights to notices, distributions or voting with respect to the surviving corporation unless the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Utah Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Utah and the State of Nevada and elsewhere to effectuate the merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

10. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of Utah and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Utah Business Corporation Act; or

(b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Utah Revised Statutes, is filed with the Secretary of State of the State of Utah.

11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Utah and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Aztec Utah and the stockholders of Aztec Nevada, no such amendment may (a) change the rate of exchange for any shares of Aztec Utah or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Aztec Utah; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Aztec Utah or Aztec Nevada.

         IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:   _____________________        AZTEC COMMUNICATIONS GROUP, INC.
                                      a Utah corporation



                                      By:      _______________________________
                                               L. Mychal Jefferson, II,
                                          President and Chief Executive Officer

                                      AZTEC COMMUNICATIONS GROUP, INC.
                                      a Nevada corporation



                                     By:      _______________________________
                                              L. Mychal Jefferson, II,
                                           President and Chief Executive Officer




                                                                      EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                        AZTEC COMMUNICATIONS GROUP, INC.

         For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of
Incorporation:

                                    ARTICLE I
                                      NAME

         The name of the Corporation is Aztec Communications Group, Inc. (hereinafter, the "Corporation").

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

         The name of the Corporation's resident agent in the State of Nevada is The Corporation Trust Company of Nevada, and the street address of the said resident agent where process may be served on the Corporation is One East First Street, Reno, Washoe County, Nevada 89501. The mailing address and the street address of the said resident agent are identical.

                                   ARTICLE III
                                     POWERS

         The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.


                                   ARTICLE IV
                                      TERM

         The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  CAPITAL STOCK


         The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 120,000,000 of which 100,000,000 are to be shares of common stock, $.001 par value per share, and of which 20,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be tangible or intangible property or benefit to the Corporation, including but not limited to cash, promissory notes, services rendered, contracts for services to be rendered, securities of the Corporation, personal property, real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and non-assessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.


         A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:


         A. Common Stock. Except as provided in these Articles, the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holders. Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind. The Corporation may issue one or more series of common stock, each of which shall have such relative rights with respect to dividends and liquidations as set forth in a resolution or resolutions adopted by the board of directors of the Corporation. Each share of each series of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series.


         B. Serial Preferred Stock. Except as provided in these Articles, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including but not limited to determination of any of the following:


                  (1) the distinctive serial designation and the number of shares constituting such series;


                  (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;


                  (3) the voting powers, full or limited, if any, of the shares of such series;


                  (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;


                  (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;


                  (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;


                  (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;


                  (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and


                  (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.


         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

                                   ARTICLE VII
                              REPURCHASE OF SHARES

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

                                  ARTICLE VIII
                   MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

         A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.


         B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.


         C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.


         D. Meetings of stockholders may be held at such place as the bylaws may provide.

                                   ARTICLE IX
                      NOTICE FOR NOMINATIONS AND PROPOSALS

         A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.


         B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.


         C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

                                    ARTICLE X
                                    DIRECTORS

         A. Initial Board of Directors. The initial board of directors shall consist of three persons, who shall serve until the initial meeting of directors and the election of their respective replacements. The initial directors shall be

                  L. Mychal Jefferson II
                  3730 Kirby, Suite 1200, Houston, Texas 77098

                  Terry Roberts
                  3730 Kirby, Suite 1200, Houston, Texas 77098

                  Monica W. Jefferson
                  3730 Kirby, Suite 1200, Houston, Texas 77098

         B. Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this
Article X.


         C. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.


         D. Increase and Reduction in Directors. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.


         E. Directors Elected by Preferred Stockholders. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

                                   ARTICLE XI
                              REMOVAL OF DIRECTORS

         Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

                                   ARTICLE XII
                          ACQUISITION OF CAPITAL STOCK

         A. Definitions. For the purpose of this Article:


                  (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.


                  (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.


                  (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.


                  (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.


                  (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation which are treated as stock for purposes of Section 382 of the Code.


                  (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.


                  (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.


                  (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the
         Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.


                  (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.


         B. Acquisition of Control Shares.


                  (1) If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.


                  (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the "Reference Date") one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of
         (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.


         C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.


         D. Construction. A majority of the Continuing Directors, as defined in
Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership,
(3) the application of any other definition or operative provision of this
Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.


         E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                                  ARTICLE XIII
                    APPROVAL OF CERTAIN BUSINESS COMBINATIONS

         The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.


                  A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;
         (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation; (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this
         Article XIII.


                  (2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.


                  (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.


                  B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.


                  C. For the purposes of this Article XIII the following definitions apply:


                           (1) The term "Related Person" shall mean and include
                  (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.


                           (2) The term "Substantial Part" shall mean more than
                  25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.


                           (3) The term "Continuing Director" shall mean any
                  member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board. (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

                                   ARTICLE XIV
                       EVALUATION OF BUSINESS COMBINATIONS

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

                                   ARTICLE XV
                                 INDEMNIFICATION

         Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

                                   ARTICLE XVI
                       LIMITATIONS ON DIRECTORS' LIABILITY

         No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of Nevada Revised Statutes Sec.78.300. If the General Corporation law of the State of Nevada is amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Nevada, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.




                                  ARTICLE XVII
                               AMENDMENT OF BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

                                  ARTICLE XVIII
                     AMENDMENT OF ARTICLES OF INCORPORATION

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

                                   ARTICLE XIX
                                  INCORPORATOR

         The name and address of the incorporator is:

                  Robert L. Sonfield, Jr.
                  770 South Post Oak Lane
                  Houston, Texas 77056-1913

         I, the Undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these articles of in corporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 18th day of November, 2003.


-------------------------------------
Robert L. Sonfield, Jr.


STATE OF TEXAS

COUNTY OF HARRIS

         On this 18th day of November, 2003, before me, a Notary Public personally appeared Robert L. Sonfield, Jr., who acknowledged that he executed the above instrument.

                  -----------------------------
                           Notary Public


           CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

         The Corporation Trust Company of Nevada hereby accepts the appointment as Resident Agent of Aztec Communications, Inc.

The Corporation Trust Company of Nevada
Resident Agent



By:      ______________________________________      Date: November 20, 2003
         E. A Wallace, Assistant Secretary





                                      PROXY
                        AZTEC COMMUNICATIONS GROUP, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 10, 2004

         The undersigned hereby appoints L. Mychal Jefferson, II, Terry Roberts, Monica W. Jefferson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Aztec Communications Group, Inc. held of record by the undersigned on October 25, 2003 at the Annual Meeting of Stockholders to be held on January 10, 2004 at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056 at 10:00 AM
(CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED IN NUMBERS 1, 2 AND 3.

         1.       Reincorporate the Company from Utah to Nevada.
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         2.       ELECTION OF DIRECTORS
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         3. Ratification of Gwendolyn J. Giles CFE, CPA as Aztec's independent public accountants for the fiscal year ending August 31, 2004
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                NUMBER OF SHARES OWNED __________________________


                                    SIGNATURE

                   -------------------------------------------
                             (TYPED OR PRINTED NAME)

                   -------------------------------------------
                            SIGNATURE IF HELD JOINTLY

                   -------------------------------------------
                             (TYPED OR PRINTED NAME)

                          DATED: ______________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.